Exhibit 21.1
SUBSIDIARIES OF ARES CAPITAL CORPORATION

Name	Jurisdiction
ARCC C&C HoldCo, LLC	DELAWARE
ARCC CCS, INC.	DELAWARE
ARCC OTG PREFERRED CORP.	DELAWARE
ARCC CLPB CORPORATION	DELAWARE
ARCC CP LLC	DELAWARE
ARCC CRESCENT LLC	DELAWARE
ARCC ECG LLC	DELAWARE
ARCC FD CORP.	DELAWARE
ARCC FM CORP.	DELAWARE
ARCC GAC LLC	DELAWARE
ARCC IMPERIAL CORPORATION	DELAWARE
ARCC IMPERIAL LLC	DELAWARE
ARCC IMPERIAL POF LLC (F/K/A AMEREX EQUITY LLC)	DELAWARE
ARCC LSQ LLC	DELAWARE
ARCC MCF 2 LLC	DELAWARE
ARCC OTG CORP.	DELAWARE
ARCC PCP L.P.	CAYMAN ISLANDS
ARCC PCP GP, LLC	DELAWARE
ARCC S2 LLC (F/K/A AC POSTLE, LLC)	DELAWARE
ARCC H8 CORP.	DELAWARE
ARCC NR LLC	DELAWARE
ARCC GF1 CORP.	DELAWARE
ARCC PF LLC	DELAWARE
ARCC PH CORP.	DELAWARE
ARCC UNIVERSAL CORP.	DELAWARE
ARCC PCGI III AIV BLOCKER, INC.	DELAWARE
ARCC PJMB LLC	DELAWARE
ARCC RB LLC	DELAWARE
ARCC SK BLOCKER CORP.	DELAWARE
ARCC SC LLC	DELAWARE
ARCC VP LLC	DELAWARE
ARES VENTURE FINANCE GP LLC	DELAWARE
ARES VENTURE FINANCE, L.P.	DELAWARE
AC NOTES HOLDINGS LLC	DELAWARE
ARES CAPITAL JB FUNDING LLC	DELAWARE
ARES CAPITAL CP FUNDING LLC	DELAWARE
ARES CAPITAL CP FUNDING HOLDINGS LLC	DELAWARE
IVY HILL ASSET MANAGEMENT GP, LLC	DELAWARE
A.C. CORPORATION	DELAWARE
ALLIED CRESCENT EQUITY, LLC	DELAWARE
CALDER EQUITY, LLC	DELAWARE
CRESCENT EQUITY CORP.	DELAWARE
CRESCENT SLIVER EQUITY LLC	DELAWARE
ARCC MCF 1, LLC (f/k/a DYNAMIC EQUITY, LLC)	DELAWARE
GLOBALCOM EQUITY, LLC	DELAWARE
HCI EQUITY, LLC	ILLINOIS
MULTIAD EQUITY CORP.	DELAWARE
PCP GHS HOLDINGS INC.	DELAWARE
S2 EQUITY CORP.	DELAWARE

SLATE EQUITY, LLC	DELAWARE
STARTEC EQUITY, LLC	DELAWARE
AC CORPORATE HOLDINGS, INC.	DELAWARE
ACAS, LLC	DELAWARE
ACE ACQUISITION HOLDINGS, LLC	DELAWARE
CAPITAL PLACEMENT HOLDINGS, INC.	DELAWARE
ACAS CRE CDO 2007-1 DEPOSITOR, LLC	DELAWARE
AMERICAN CAPITAL AGENT SERVICES, LLC	DELAWARE
EUROPEAN CAPITAL LIMITED	GUERNSEY
ECAS 2016 LTD.	GUERNSEY
EUROPEAN CAPITAL S.A. SICAR	LUXEMBOURG
ECAS S.AR.L.	LUXEMBOURG
ECAS II S.AR.L.	LUXEMBOURG
ARCC UAS CORP.	DELAWARE
ARCC FL CORP.	DELAWARE
ARCC NV1 CORP.	DELAWARE
ARCC NV2 CORP.	DELAWARE
ARCC VS CORP.	DELAWARE
ARCC AIP HOLDINGS, LLC	DELAWARE
ARCC TM CORP.	DELAWARE
ARCC HS LLC	DELAWARE
ARCC RT LLC	DELAWARE
ARCC MH LLC	DELAWARE
ARCC CR LLC	DELAWARE
ARCC SHC LLC	DELAWARE
ARCC EF CORP.	DELAWARE
ARCC PT CORP	DELAWARE
ARCC ED CORP.	DELAWARE
ARCC KPS CORP.	DELAWARE
ARCC API CORP.	DELAWARE
ARCC NIP HOLDINGS LLC	DELAWARE
ARCC PVA LLC	DELAWARE
ARCC ULTIMUS LLC	DELAWARE
In addition, we may be deemed to control certain portfolio companies identified as “Affiliated” companies that we “Control” in footnote 7 to the Consolidated Schedule of Investments as of December 31, 2018 included in the Financial Statements portion of Ares Capital Corporation’s Form 10-K for the year ended December 31, 2018.